Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent Events
Note V—Subsequent Events
The Company has evaluated subsequent events from the date of the consolidated balance sheets through the date the consolidated financial statements were issued on March 31, 2022.
On February 22, 2022, the Company entered into an agreement with the Glazer Investors and Meteora Investors to terminate each of their respective FPAs and redeem the associated shares, which resulted in the Company repurchasing 5.0 million shares for $50,625, or $10.125 per share. These shares were repurchased using restricted cash that was held in escrow at the date of the Merger.
In March 2022, the Company repurchased approximately 2.5 million shares from the Highbridge Investors to terminate their respective FPAs and redeem the associated shares. The Company paid $24,901, or $10.15 per share, to repurchase these shares. These shares were repurchased using restricted cash that was held in escrow at the date of the Merger.
On February 23, 2022, the Tenor Investors exercised their right to sell to the Company approximately 2.5 million shares which constituted all shares held by the Tenor Investors. As of the end of the first quarter of 2022, the Company repurchased all of these shares using restricted cash that was held in escrow at the date of the Merger.